UNITED STATES
SECURITIES AND EXCHANGE COMMISION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2002

                 THE DIXIE GROUP, INC.
(Exact name of registrant as specified in its charter)
Tennessee (State or other jurisdiction of incorporation)	0-2585 (Commission File No.)	62-0183370 (IRS Employer Identification No.)
345-B Nowlin Lane, Chattanooga, TN 37421 (Address, including zip code, of principal executive offices)
(423)510-7010 (Registrant's telephone number, including area code)

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Item 7.     Financial Statements and Exhibits

The following Exhibits are furnished pursuant to Item 9 of this Report:
Exhibit No.	Description
99.1	CEO Certification pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sabanes-Oxley Act of 2002
99.2	CFO Certification pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Item 9.     Regulation FD Disclosure

On August 13, 2002, each of the Principal Executive Officer, Daniel K. Frierson, and Principal Financial Officer, Gary A. Harmon, of The Dixie Group, Inc. submitted to the Securities and Exchange Commission sworn statements pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of each of these statements is attached hereto as an exhibit.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2002
THE DIXIE GROUP, INC.

By: /s/ D. Eugene Lasater
        Corporate Controller